UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22742

PRINCIPAL REAL ESTATE INCOME FUND

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Jennifer Welsh

Principal Real Estate Income Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:     October 31

Date of reporting period:  October 31, 2013

Item 1.	Reports to Stockholders.

www.principalcef.com

Principal Real Estate Income Fund	Performance Overview
October 31, 2013 (Unaudited)

Principal Real Estate Income Fund (“PGZ” or the “Fund”) was launched June 25, 2013. As of October 31, 2013 the Fund was 63% allocated to Commercial Mortgage Backed Securities (“CMBS”) and 36% allocated to global real estate securities, primarily Real Estate Investment Trusts (“REITs”). For the 4-month period ended October 31, 2013, the Fund delivered a since inception net return of -9.16% based on the closing share price of $17.76 on October 31st. This compares to the return of the S&P 500 over the same time period of 8.77% based on price and 9.48% assuming dividends are reinvested into the index. This also compares to the return of the Barclays U.S. Aggregate Bond Index of 2.15% and the MSCI World Index of 14.12%.

The October 31st closing price of $17.76 represented a 9.8% discount to the Fund’s Net Asset Value (“NAV”). This compares to an average 8.9% discount for Real Estate Dedicated Domestic closed-end funds, an 11.6% discount for Real Estate Dedicated Global closed-end funds and a 12.9% discount for Real Estate Hybrid closed-end funds, according to BMO Capital Markets. These discounts to NAV reflect the volatility that has occurred in the closed-end fund market since June as expectations for higher interest rates have negatively impacted the attractiveness of the market.

Based on NAV, the Fund has returned 5.40% since inception as prices on CMBS and global real estate securities saw moderate improvement into the end of October. Fund investments benefited from the return of investor demand for yield, as market volatility and interest rates settled into a trading range after the Federal Open Market Committee (the “Fed”) postponed “tapering” and the debt ceiling crisis was averted in October. CMBS and global real estate securities also benefited from ongoing improvement in real estate fundamentals. In the U.S., demand for space is outpacing supply which is helping to stabilize or increase rents and lower vacancies across major property types in major markets across the country, resulting in higher net operating income at the property level. Globally, real estate markets are exhibiting a generally solid investment landscape with pockets of both strength and weakness.

CMBS

CMBS is realizing the benefit of improving real estate fundamentals in the form of lower delinquencies and a higher-than-expected percentage of maturing loans being able to refinance. As of September 30, 2013, delinquencies on CMBS loans have improved to a post-financial crisis percentage not seen since October 2010 at 7.8%. Additionally, the pace of new 30-day delinquencies has slowed to a pace that is 74% lower than 2010 levels and 38% lower than the trailing-12 month pace ended September 30, 2013 according to Wells Fargo Securities LLC research. Improving fundamentals and availability of capital have also increased the percentage of maturing loans (10 year loans originated in 2003 and 5 year loans originated in 2008) that have been able to refinance during 2013. The maturing loan refinance rate increased from 30-40% in the second half of 2012 to 70% during 2013. If loans that paid off up to three months after their maturity date are included in these figures, the refinance rate has increased to nearly 85% according to Morningstar Inc. The continued growth of the new issue CMBS market is helping to provide the capital needed to refinance these loans. New issue CMBS supply is projected to be approximately $75 billion in 2013 compared to roughly $1 billion in 2009, $10 billion in 2010, $28 billion in 2011 and $43 billion in 2012. The improvement in commercial real estate fundamentals and availability of capital are two key variables, with the third being interest rates, that will have a direct impact on the performance of CMBS through 2017 as the peak years of issuance pre-financial crisis were 2005-2007. Issuance during those years included $147 billion in 2005, $172 billion in 2006 and $202 billion in 2007, with the majority of loans originated in those years being ten year loans. This means the maturity cycle in 2015-2017 and corresponding percentage of

Annual Report | October 31, 2013	1

Principal Real Estate Income Fund	Performance Overview
October 31, 2013 (Unaudited)

loans that can refinance will have a direct impact on recoveries for bonds issued during those pre-crisis years. The CMBS bonds held in the portfolio have also benefited from being shorter duration securities which has made the portfolio less exposed to interest rate volatility. These bonds continue to attract investors searching for short duration high yield options. The duration of the CMBS portfolio in the Fund was 3.12 years as of October 31, 2013.

The Fund’s portfolio managers believe the outlook for CMBS remains positive in 2014 barring a macro-economic shock that impacts market volatility, interest rates and economic growth. Demand for short duration high yield is expected to persist in 2014 and assuming the continuation of slow economic growth, real estate fundamentals are expected to continue to improve as well. Longer term, the continued growth of CMBS issuance will be important for the market as the height of the maturity cycle approaches in 2015-2017.

GLOBAL REAL ESTATE SECURITIES

Global real estate securities in developed economies registered positive returns over the last four months, but have trailed returns seen in global equities. Investors have continued to rotate into growth-oriented sectors and move away from ‘yield’ in anticipation of the eventual hikes in interest rates as a global economic recovery emerges. Investor nervousness regarding a structural rise in interest rates has also been evident as real estate stocks have displayed a high inverse correlation with bond yields.

Within global real estate securities, Japan and the UK have been the two best performing real estate stock markets offering returns of 10.1% and 12.8% in local terms since June 30, 2013. Renewed enthusiasm for Abe-economics fuelled the rise in Japan while confirmation of a strengthening economic recovery lifted UK stocks. Returns have been sluggish in the Americas, as the U.S. and Canada have risen 1.3% during the same period. Property types with longer lease durations, such as the healthcare and net lease sectors, have especially underperformed as investors attempt to predict when the Fed will begin tapering its monthly bond purchase programs.

Our proprietary measure of global real estate securities valuation levels is indicating roughly fair valuation at the end of October, similar to what was indicated at the end of the second quarter. This measure examines the spread between the stocks’ forward looking implied unlevered internal rates of returns (IRRs) to global treasury yields. That spread, or “risk premium”, of 4.8% as of October 31, 2013 is in line with the trailing 10 year average of 4.4%.

If the recovery continues to gain momentum, then we believe that equities are likely to continue to outperform, but improvement in real estate fundamentals in developed economies will allow the real estate market to move into the next phase of the recovery, where employment growth will lead to rental growth, which in turn will lead to a take up of space. Under this scenario, with the pull-back in pricing since June, real estate stocks underpinned by the current 4% dividend yield for the global market should also be expected to provide robust returns to investors. Under the alternative scenario, where the recovery takes longer to manifest itself, the dynamics that drive real estate will mean that rental growth will be harder to come by and returns from listed real estate will look relatively attractive compared to other investment classes like equities. Total returns from stocks in the sector would therefore be more reflective of the income they generate, rather than capital growth.

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Principal Real Estate Income Fund	Performance Overview
October 31, 2013 (Unaudited)

OUTLOOK

The outlook for interest rates will continue to be a significant factor influencing the near-term performance of CMBS and global real estate securities. Both sectors are poised to deliver attractive returns in a stable rate environment, and the recent moderation in interest rates has created a more constructive near-term outlook. Longer-term, if rates break out of the current range in response to an improving global economy, this would likely result in increased earnings growth for commercial real estate properties (a positive for both the CMBS and global property securities markets). In the meantime, periods of near-term volatility may present opportunities for positive long-term performance.

References:

(BMO Capital Markets) Real Estate Dedicated Domestic defined as holding 70% or more of their total investments in U.S. based Real Estate Investment Trusts; Real Estate Dedicated Global Funds are REIT dedicated funds holding at least 10% of their total investments abroad; Real Estate Hybrid Funds are funds holding at least 5% of their total investments in U.S. based REITs as of 10/16/2013.

Issuance information – JPMorgan

The internal rate of return on an investment is defined as the discount rate at which the present value of all future cash flow is equal to the initial investment or, in other words, the rate at which an investment breaks even.

Annual Report | October 31, 2013	3

Principal Real Estate Income Fund	Performance Overview
October 31, 2013 (Unaudited)

Principal Real Estate Income Fund seeks to benefit from the recovery in commercial real estate markets by investing in higher-yielding debt and equity commercial real estate-related investments.

PERFORMANCE as of 10.31.13

TOTAL RETURNS	CUMULATIVE
Fund	Since Inception^
Net Asset Value	5.40%
Market Price*	-9.16%
Barclays U.S. Aggregate Bond Index	2.15%
MSCI World Index	14.12%

^	The Fund commenced operations on June 25, 2013.
*	Market price is the value at which the Fund trades on an exchange. This market price can be more or less than its NAV.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Total Return assumes reinvestment of all distributions. For the most current month-end performance data please call 855.838.9485.

Total Annual Expense Ratio as a Percentage of Net Assets Attributable to Common Shares (Assuming the Use of Leverage Equal to 33 1/3% of the Fund’s Total Assets), per the prospectus, 2.62%.

Total Annual Expense Ratio as a Percentage of Net Assets Attributable to Common Shares (Assuming No Limited Leverage), per the prospectus, 1.48%

The Fund is a closed-end fund and does not continuously issue shares for sale as open-end mutual funds do. Since the initial public offering, the Fund now trades in the secondary market. Investors wishing to buy or sell shares need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market’s value.

Barclay’s U.S. Aggregate Bond Index - a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.

MSCI World Index - MSCI’s market capitalization weighted index is composed of companies representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific Region.

S&P 500® Index is a large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

ALPS Advisors, Inc. is the investment adviser to the Fund.

Principal Real Estate Investors LLC is the investment sub-adviser to the Fund. Principal Real Estate Investors LLC is not affiliated with ALPS Advisors, Inc. or any of its affiliates.

4	www.principalcef.com

Principal Real Estate Income Fund	Performance Overview
October 31, 2013 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of shares of beneficial interest at the closing market price (NYSE: PGZ) of $19.10 on June 25, 2013, and tracking its progress through October 31, 2013.

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

SECTOR ALLOCATIONS^

^	Holdings are subject to change.
Percentages are based on total investments.

Annual Report | October 31, 2013	5

Principal Real Estate Income Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Principal Real Estate Income Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Principal Real Estate Income Fund (the “Fund”) as of October 31, 2013, and the related statements of operations, changes in net assets and cash flows, and the financial highlights for the period June 25, 2013 (commencement of operations) to October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Principal Real Estate Income Fund as of October 31, 2013, the results of its operations, changes in its net assets, its cash flows, and the financial highlights for the period June 25, 2013 (commencement of operations) to October 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

December 20, 2013

6	www.principalcef.com

Principal Real Estate Income Fund	Statement of Investments
October 31, 2013

Description	Shares	Value (Note 2)

COMMON STOCKS (50.96%)

Real Estate Management/Services (2.83%)
Atrium European Real Estate, Ltd.	96,100	$574,896
Citycon OYJ	472,400	1,686,891
Fabege AB	50,700	583,671
Hyprop Investments, Ltd.	134,000	993,112

		3,838,570

Real Estate Operating/Development (1.75%)
Agile Property Holdings, Ltd.	476,000	574,049
Country Garden Holdings Co., Ltd.	1,919,000	1,311,840
Sino Land Co., Ltd.	356,000	499,585

		2,385,474

REITS-Apartments (4.70%)
Advance Residence Investment Corp.	269	607,870
Camden Property Trust	17,700	1,136,340
Campus Crest Communities, Inc.	178,200	1,783,782
Canadian Apartment Properties REIT	138,200	2,853,734

		6,381,726

REITS-Diversified (17.78%)
Altarea	11,000	1,874,380
Cambridge Industrial Trust	2,697,000	1,519,804
Challenger Diversified Property Group	438,500	1,081,713
Digital Realty Trust, Inc.	52,200	2,487,852
Dundee Real Estate Investment Trust, Class A	92,000	2,550,923
EPR Properties	48,500	2,491,445
Frasers Commercial Trust	1,415,000	1,469,449
Land Securities Group PLC	37,100	588,025
Liberty Property Trust	49,200	1,829,748
Mirvac Group	668,000	1,098,570
Retail Properties of America, Inc., Class A	45,300	648,243
Stockland	610,100	2,312,317
Suntec Real Estate Investment Trust	811,000	1,119,679
Top REIT, Inc.	154	716,516
Unibail-Rodamco SE	2,200	576,503
Wereldhave N.V.	22,900	1,782,538

		24,147,705

REITS-Health Care (3.82%)
Medical Properties Trust, Inc.	125,500	1,636,520
Primary Health Properties PLC	202,200	1,050,440
Senior Housing Properties Trust	101,300	2,496,032

		5,182,992

Annual Report | October 31, 2013	7

Principal Real Estate Income Fund	Statement of Investments
October 31, 2013

Description	Shares	Value (Note 2)

REITS-Hotel (2.38%)
Hospitality Properties Trust	70,100	$2,059,538
Summit Hotel Properties, Inc.	127,500	1,171,725

		3,231,263

REITS-Mortgage (1.21%)
CYS Investments, Inc.	193,100	1,639,419

REITS-Office Property (3.68%)
Brandywine Realty Trust	89,100	1,267,893
Highwoods Properties, Inc.	34,500	1,331,700
Mori Trust Sogo REIT, Inc.	66	586,637
Societe de la Tour Eiffel	17,100	1,146,950
Workspace Group PLC	84,600	663,864

		4,997,044

REITS-Shopping Centers (11.88%)
Charter Hall Retail REIT	564,500	2,155,496
Federation Centres, Ltd.	936,900	2,196,074
Fortune Real Estate Investment Trust	1,217,000	982,642
Hammerson PLC	68,500	581,020
Japan Retail Fund Investment Corp.	282	571,571
Kite Realty Group Trust	209,300	1,339,520
Ramco-Gershenson Properties Trust	79,400	1,291,044
RioCan Real Estate Investment Trust	116,400	2,841,203
Starhill Global REIT	1,489,000	970,931
Vastned Retail N.V.	38,600	1,784,800
Westfield Group	138,800	1,419,446

		16,133,747

Storage/Warehousing (0.93%)
Safestore Holdings PLC	531,000	1,262,218

TOTAL COMMON STOCKS (Cost $66,801,541)		69,200,158

PREFERRED STOCKS (1.26%)

REITS-Apartments (0.06%)
Apartment Investment & Management Co., Series Z, 7.000%	3,012	76,083

REITS-Hotel (0.51%)
Hersha Hospitality Trust, Series B, 8.000%	27,400	694,453

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Principal Real Estate Income Fund	Statement of Investments
October 31, 2013

Description	Shares	Value (Note 2)

REITS-Office Property (0.27%)
SL Green Realty Corp., Series I, 6.500%	16,300	$370,499

REITS-Regional Malls (0.42%)
Glimcher Realty Trust, Series G, 8.125%	7,241	182,980
Pennsylvania Real Estate Investment Trust, Series B, 7.375%	16,200	393,660

		576,640

TOTAL PREFERRED STOCKS (Cost $1,757,078)		1,717,675

	Rate	Maturity Date	Principal Amount	Value (Note 2)

COMMERCIAL MORTGAGE BACKED SECURITIES (91.45%)
Commercial Mortgage Backed Securities-Other (63.38%)
Bank of America Commercial Mortgage Trust, Series 2008-1(a)	6.438%	01/10/18	$5,000,000	$5,196,520
Commercial Mortgage Trust, Pass-Through Certificates, Series 2007-C1	5.416%	02/15/40	10,000,000	9,487,690
Commercial Mortgage Trust, Series 2007-CD4(a)	5.398%	12/11/49	12,500,000	8,813,462
Commercial Mortgage Trust, Series 2007-GG9(a)	5.505%	02/10/17	7,500,000	6,414,945
Credit Suisse Commercial Mortgage Trust Series 2006-C4(a)	5.538%	09/15/39	10,000,000	9,048,860
FHLMC Multifamily Structured Pass Through Certificates, Series 2011-KAIV(a)(b)	3.615%	06/25/41	9,000,000	1,929,141
FHLMC Multifamily Structured Pass Through Certificates, Series 2012-K706(a)(b)	1.966%	12/25/18	28,580,000	2,317,667
FHLMC Multifamily Structured Pass Through Certificates, Series 2012-K707(a)(b)	1.869%	01/25/19	27,555,000	2,152,900
FHLMC Multifamily Structured Pass Through Certificates, Series 2012-K709(a)(b)	1.760%	04/25/40	30,601,130	2,381,900
FHLMC Multifamily Structured Pass Through Certificates, Series 2012-K710(a)(b)	1.717%	06/25/42	27,830,000	2,149,422

Annual Report | October 31, 2013	9

Principal Real Estate Income Fund	Statement of Investments
October 31, 2013

	Rate	Maturity Date	Principal Amount	Value (Note 2)

Commercial Mortgage Backed Securities-Other (63.38%) (continued)
Goldman Sachs Commercial Mortgage Securities, Series 2013-GC13 D(a)(c)	4.209%	07/10/46	$3,000,000	$2,524,659
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CIBC16	5.623%	05/12/45	7,500,000	7,312,860
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CIBC17(a)	5.489%	12/12/43	3,899,000	2,316,521
LB-UBS Commercial Mortgage Trust 2006-C7	5.407%	11/15/16	5,000,000	4,049,420
LB-UBS Commercial Mortgage Trust 2007-C7(a)	6.511%	09/15/45	2,750,000	2,772,286
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29(a)	5.368%	11/15/48	13,000,000	12,318,930
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30(a)	5.413%	12/15/43	5,000,000	4,875,215

				86,062,398

Commercial Mortgage Backed Securities-Subordinated (28.07%)
Bank of America Commercial Mortgage Trust, Series 2006-6	5.480%	10/10/45	3,000,000	2,543,511
Commercial Mortgage Pass Through Certificates(a)(c)	4.371%	10/10/23	5,108,000	3,759,422
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CIBC14(a)	5.679%	12/12/44	7,560,000	7,283,432
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8(a)	5.618%	05/15/45	2,000,000	1,869,438
Merrill Lynch Mortgage Trust 2006-C1(a)	5.679%	05/12/39	9,000,000	7,290,000
Merrill Lynch-CFC Commercial Mortgage Trust, Series 2005-CIP1(a)	5.356%	08/12/15	5,000,000	4,781,250
Merrill Lynch-CFC Commercial Mortgage Trust, Series 2006-2(a)(c)	6.093%	06/12/46	2,000,000	1,890,466
Merrill Lynch-CFC Commercial Mortgage Trust, Series 2006-3(a)	5.554%	09/12/16	2,500,000	1,812,675

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Principal Real Estate Income Fund	Statement of Investments
October 31, 2013

	Rate	Maturity Date	Principal Amount	Value (Note 2)

Commercial Mortgage Backed Securities-Subordinated (28.07%) (continued)
Morgan Stanley Bank of America Merrill Lynch Commercial Mortgage Trust, Series 2013-C8(a)(c)	4.172%	02/15/23	$3,000,000	$2,602,545
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6(a)(c)	4.500%	04/10/23	5,000,000	4,283,130

				38,115,869

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $121,704,094)				124,178,267

	7-Day Yield	Shares	Value (Note 2)

SHORT TERM INVESTMENTS (0.85%)
State Street Institutional Liquid Reserves Fund, Institutional Class	0.074%	1,157,911	1,157,911

TOTAL SHORT TERM INVESTMENTS (Cost $1,157,911)			1,157,911

TOTAL INVESTMENTS (144.52%) (Cost $191,420,624)			$196,254,011

Liabilities in Excess of Other Assets (-44.52%)			(60,455,632)

NET ASSETS (100.00%)			$135,798,379

(a)	Interest rate will change at a future date. Interest rate shown reflects the rate in effect at October 31, 2013.
(b)	Interest only security.
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. The total value of Rule 144A securities amounts to $15,060,222, which represents approximately 11.09% of net assets as of October 31, 2013.

Common Abbreviations:

AB - Aktiebolag is the Swedish equivalent of the term corporation.

FHLMC - Federal Home Loan Mortgage Corporation.

N.V. - Naamloze vennootshap is the Dutch term for a public limited liability corporation.

OYJ - Osakeyhtio is the Finnish equivalent of a public stock company.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

SE - Societas Europea is an European Public Limited Company.

See Notes to Financial Statements.

Annual Report | October 31, 2013	11

Principal Real Estate Income Fund	Investment Composition
October 31, 2013 (Unaudited)

Geographic Breakdown as of October 31, 2013 (unaudited)

	Value	% Value*

Australia	$10,263,616	5.23%
Canada	8,245,860	4.20%
Cayman Islands	574,049	0.29%
China	1,311,841	0.67%
Finland	1,686,891	0.86%
France	3,597,833	1.83%
Great Britain	4,145,568	2.11%
Hong Kong	499,585	0.25%
Japan	2,482,593	1.27%
Jersey	574,896	0.29%
Netherlands	3,567,338	1.82%
Singapore	6,062,504	3.09%
South Africa	993,112	0.51%
Sweden	583,671	0.30%
United States	151,664,654	77.28%

	$196,254,011	100.00%

*Percentages are based on total investments.

Holdings are subject to change.

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Principal Real Estate Income Fund
Statement of Assets and Liabilities	October 31, 2013

ASSETS:
Investments, at value	$196,254,011
Interest receivable	774,119
Dividends receivable	245,890
Prepaid and other assets	111,676

Total Assets	197,385,696

LIABILITIES:
Payable to custodian due to overdraft	20,951
Loan payable	60,000,000
Interest due on loan payable	62,868
Payable for investments purchased	1,206,293
Payable for distributions to shareholders	1,519
Payable to adviser	168,115
Payable to administrator	26,754
Payable to transfer agent	2,692
Payable for trustee fees	18,750
Other payables	79,375

Total Liabilities	61,587,317

Net Assets	$135,798,379

NET ASSETS CONSIST OF:
Paid-in capital	$131,510,397
Distributions in excess of net investment income	(580,370)
Accumulated net realized gain on investments and foreign currency transactions	34,980
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	4,833,372

Net Assets	$135,798,379

PRICING OF SHARES:
Net Assets	$135,798,379
Shares of beneficial interest outstanding (unlimited number of shares, no par value per share authorized)	6,899,800

Net assets value, offering and redemption price per share	$19.68

Cost of Investments	$191,420,624

See Notes to Financial Statements.

Annual Report | October 31, 2013	13

Principal Real Estate Income Fund	Statement of Operations
For the Period June 25, 2013 (Commencement) to October 31, 2013

INVESTMENT INCOME:
Interest	$2,473,993
Dividends (net of foreign withholding tax of $36,330)	692,459

Total Investment Income	3,166,452

EXPENSES:
Investment advisory fees	521,755
Interest on loan	70,381
Administration fees	78,575
Transfer agent fees	9,785
Audit fees	31,000
Legal fees	128,739
Custodian fees	12,042
Trustee fee	39,137
Printing fees	14,835
Insurance fees	15,681
Other	28,285

Total Expenses	950,215

Net Investment Income	2,216,237

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain/(loss) on:
Investments	34,980
Foreign currency transactions	(2,188)

Net realized gain	32,792

Net change in unrealized appreciation/(depreciation) on:
Investments	4,833,387
Translation of assets and liabilities denominated in foreign currencies	(15)

Net change in unrealized appreciation	4,833,372

Net Realized and Unrealized Gain on Investments and Foreign Currency	4,866,164

Net Increase in Net Assets Resulting from Operations	$7,082,401

See Notes to Financial Statements.

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Principal Real Estate Income Fund
Statement of Changes in Net Assets

For the Period June 25, 2013 (Commencement) to October 31, 2013

OPERATIONS:
Net investment income	$2,216,237
Net realized gain on investments and foreign currency transactions	32,792
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	4,833,372

Net increase in net assets resulting from operations	7,082,401

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,794,419)

Net decrease in net assets from distributions to shareholders	(2,794,419)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares, net of offering costs	120,078,000
Proceeds from underwriters’ over-allotment option exercised, net of offering costs	11,332,389

Net increase in net assets from capital share transactions	131,410,389

Net Increase in Net Assets	135,698,371

NET ASSETS:
Beginning of period	100,008

End of period (including distributions in excess of net investment income of $(580,370))	$135,798,379

OTHER INFORMATION:
Share Transactions:
Shares outstanding - beginning of period	5,236
Shares issued in connection with initial public offering	6,300,000
Shares issued from underwriters’ over-allotment options exercised	594,564

Shares outstanding - end of period	6,899,800

See Notes to Financial Statements.

Annual Report | October 31, 2013	15

Principal Real Estate Income Fund	Statement of Cash Flows
For the Period June 25, 2013 (Commencement) to October 31, 2013

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$7,082,401
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(190,022,453)
Proceeds from disposition of investment securities	1,198,161
Net purchases of short-term investment securities	(1,157,911)
Net realized (gain)/loss on:
Investments	(34,980)
Foreign currency transactions	2,188
Net change in unrealized (appreciation)/depreciation on:
Investments	(4,833,387)
Translation of assets and liabilities denominated in foreign currencies	15
Premium amortization	406,673
Discount accretion	(603,820)
Increase in interest receivable	(774,119)
Increase in dividends receivable	(245,890)
Increase in prepaid and other assets	(111,676)
Increase in payable to custodian due to overdraft	20,951
Increase in interest due on loan payable	62,868
Increase in payable to transfer agent	2,692
Increase in payable to adviser	168,115
Increase in payable to administrator	26,754
Increase in payable for trustee fees	18,750
Increase in other payables	79,375

Net cash used in operating activities	$(188,715,293)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from bank borrowing	$60,000,000
Proceeds from sale of shares	131,686,172
Offering cost paid for sale of shares	(275,783)
Cash distributions paid	(2,792,900)

Net cash provided by financing activities	$188,617,489

Effect of exchange rates on cash	$(2,204)

Net decrease in cash	$(100,008)
Cash, beginning balance	$100,008
Cash, ending balance	$–

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing:	$7,513

See Notes to Financial Statements.

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Principal Real Estate Income Fund	Financial Highlights
For a share outstanding throughout the period presented.

	For the Period June 25, 2013 (Commencement) to October 31, 2013

Net asset value - beginning of period	$19.10
Income/(loss) from investment operations:
Net investment income(a)	0.33
Net realized and unrealized gain on investments	0.70

Total income from investment operations	1.03

Less distributions to common shareholders:
From net investment income	(0.41)

Total distributions	(0.41)

Capital share transactions:
Common share offering costs charged to paid-in capital	(0.04)

Total capital share transactions	(0.04)

Net increase in net asset value	0.58

Net asset value - end of period	$19.68

Market price - end of period	$17.76

Total Return(b)	5.40%
Total Return - Market Price(b)	(9.16%)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$135,798
Ratio of expenses to average net assets	2.15%	(c)
Ratio of expenses to average net assets excluding interest expense	1.99%	(c)
Ratio of net investment income to average net assets	5.01%	(c)
Ratio of total expenses to average managed assets(d)	1.93%	(c)
Portfolio turnover rate	1%

Borrowings at End of Period
Aggregate Amount Outstanding (in thousands)	$60,000
Asset Coverage Per $1,000 (in thousands)	$3,263

(a)	Calculated using average shares throughout the period.
(b)

Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(c)	Annualized.
(d)	Average managed assets represent net assets applicable to common shares plus average amount of borrowings during the period.

See Notes to Financial Statements.
Annual Report | October 31, 2013	17

Principal Real Estate Income Fund	Notes to Financial Statements
October 31, 2013

1. ORGANIZATION

Principal Real Estate Income Fund (the ‘‘Fund’’) is a Delaware statutory trust registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’). The Fund commenced operations on June 25, 2013. Prior to that date, the Fund had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in the Fund (“Common Shares”) to ALPS Advisors, Inc. (“AAI”) at a price of $19.10 per share, net of 4.50% sales load. AAI agreed to pay all of the Fund’s organizational expenses.

The Fund’s investment objective is to seek to provide high current income, with capital appreciation as a secondary investment objective, by investing in commercial real estate-related securities. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund may not be appropriate for all investors.

Investing in the Fund involves risks, including exposure to below-investment grade investments. The Fund’s net asset value will vary and its distribution rate may vary and both may be affected by numerous factors, including changes in the market spread over a specified benchmark, market interest rates and performance of the broader equity markets. Fluctuations in net asset value may be magnified as a result of the Fund’s use of leverage.

2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund’s ultimately realize upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on October 31, 2013.

Portfolio Valuation: The net asset value per Common Share of the Fund is determined no less frequently than daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. New York time). The Fund’s net asset value per Common Share is calculated in the manner authorized by the Trustees of the Fund. Net asset value is computed by dividing the value of the Fund’s total assets, less its liabilities by the number of shares outstanding.

The Trustees of the Fund have established the following procedures for valuation of the Fund’s assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An option is valued at the price provided by an independent pricing service approved by the Board of Trustees. Over-the-

18	www.principalcef.com

Principal Real Estate Income Fund	Notes to Financial Statements
October 31, 2013

counter options are valued at the mean between the latest bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices.

The Fund values commercial mortgage backed securities and other debt securities not traded in an organized market on the basis of valuations provided by an independent pricing service, approved by the Board of Trustees, which uses information with respect to transactions in such securities, quotations from dealers, market transactions for comparable securities, various relationships between securities and yield to maturity in determining value. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost. If the independent pricing service is unable to provide a price for a security, if the price provided by the independent pricing service is deemed unreliable, or if events occurring after the close of the market for a security but before the time as of which the Fund values its Common Shares would materially affect net asset value, such security will be valued at its fair value as determined in good faith under procedures approved by the Board of Trustees.

When applicable, fair value of an investment is determined by the Board of Trustees or a committee of the Board of Trustees or a designee of the Board of Trustees. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower, or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the financial statements of the issuer, borrower, or counterparty, as applicable; the credit quality and cash flow of the issuer, borrower, or counterparty, as applicable, based on the sub-advisor’s or external analysis; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments; the quality, value and saleability of collateral, if any, securing the investment; the business prospects of the issuer, borrower, or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s, or counterparty’s management; the prospects for the industry of the issuer, borrower, or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; and other relevant factors.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as a Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the first-in first-out cost basis method for both financial reporting and income tax purposes.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs

Annual Report | October 31, 2013	19

Principal Real Estate Income Fund	Notes to Financial Statements
October 31, 2013

reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2013. The Fund recognizes transfers between the levels as of the beginning of the annual period in which the transfer occurred.

Principal Real Estate Income Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks	$69,200,158	$–	$–	$69,200,158
Preferred Stocks	1,717,675	–	–	1,717,675
Commercial Mortgage Backed Securities	–	124,178,267	–	124,178,267
Short Term Investments	1,157,911	–	–	1,157,911

Total	$72,075,744	$124,178,267	$–	$196,254,011

*	See Statement of Investments for industry classifications.

For the period June 25, 2013 to October 31, 2013, the Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

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Principal Real Estate Income Fund	Notes to Financial Statements
October 31, 2013

Commercial Mortgage Backed Securities (“CMBS”): As part of its investments in commercial real estate-related securities, the Fund will invest in CMBS which are subject to certain risks associated with direct investments in CMBS. A CMBS is a type of mortgage-backed security that is secured by a loan (or loans) on one or more interests in commercial real estate property. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. CMBS may be backed by obligations (including certificates of participation in obligations) that are principally secured by commercial real estate loans or interests therein having multi-family or commercial use. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans because those securities derive their cash flows and value from the performance of the commercial real estate underlying such investments and/or the owners of such real estate.

Real Estate Investment Trusts (“REITs”): As part of its investments in real estate related securities, the Fund will invest in REITs and are subject to certain risks associated with direct investment in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

Dividend income from REITs is recognized on the ex-dividend date. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

The performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. Due to the Fund’s investments in REITs, the Fund may also make distributions in excess of the Fund’s earnings and capital gains. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s Common Shares and, after that basis has been reduced to zero, will constitute capital gains to the Common Shareholder.

Concentration Risk: The Fund invests in companies in the real estate industry, which may include CMBS, REITs, REIT-like structures, and other securities that are secured by, or otherwise have

Annual Report | October 31, 2013	21

Principal Real Estate Income Fund	Notes to Financial Statements
October 31, 2013

exposure to, real estate. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory changes, or economic conditions affecting CMBS, REITs, REIT-like structures, and real estate more generally, will have a significant impact on the Fund’s performance.

Foreign Currency Risk: The Fund expects to invest in securities denominated or quoted in currencies other than the U.S. dollar; changes in foreign currency exchange rates may affect the value of securities owned by the Fund, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of the exchanges at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

3. LEVERAGE

As one form of Borrowing (as defined in note 4 below), the Fund may enter into a credit facility with one or more commercial banks. Any such borrowings would constitute leverage. Such a facility is not expected to be convertible into any other securities of the Fund; outstanding amounts are expected to be pre-payable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the

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Principal Real Estate Income Fund	Notes to Financial Statements
October 31, 2013

agreement. The Fund may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility.

Under normal market conditions, the Fund’s policy is to utilize leverage through Borrowings and the issuance of preferred shares in an amount that represents approximately 33 1/3% of the Fund’s total assets, including proceeds from such Borrowings and issuances (or approximately 50% of the Fund’s net assets). It is possible that the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to shareholders will increase. Borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. In certain cases, interest costs may exceed the return received on the securities purchased.

The Fund maintains a $70,000,000 line of credit with State Street Bank and Trust Company (“SSB”). As of October 31, 2013, the Fund has drawn down $60,000,000 from the SSB line of credit, which was the maximum borrowing outstanding during the period. The Fund is charged interest rate of 0.90% (per annum) above the three-month LIBOR rate of 0.24% (as of October 31, 2013) for borrowing under this credit agreement, on the last day of the interest period. Borrowing under this credit agreement, the Fund is charged a commitment fee on the average daily unused balance of the line of credit at the rate of 0.15% per annum. Per the terms of the credit agreement, the Fund paid an upfront fee of 0.10% on the total line of credit balance, which is amortized through the maturity date of the line of credit, September 22, 2014. The Fund pledges its investment securities as the collateral for the line of credit per the terms of the agreement. The average interest rate charged and the average outstanding loan payable for the period September 27, 2013 to October 31, 2013 was as follows:

Average Interest Rate	1.147%
Average Outstanding Loan Payable	$54,571,429

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

ALPS Advisors, Inc. (“AAI”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, AAI receives an annual investment advisory fee of 1.05% based on the Fund’s average Total Managed Assets (as defined below). Pursuant to an Investment Sub-Advisory Agreement, AAI has retained Principal Real Estate Investors, LLC (‘‘PrinRei’’) as the Fund’s sub-advisor and will pay PrinRei an annual fee of 0.55% based on the Fund’s Total Managed Assets.

A trustee and certain officers of the Fund are also officers of AAI.

ALPS Fund Services, Inc. (‘‘AFS’’), an affiliate of AAI, serves as administrator to the Fund. Under an Administration, Bookkeeping and Pricing Services Agreement, AFS is responsible for calculating the net asset values, providing additional fund accounting and tax services, and providing fund administration and compliance-related services to the Fund. AFS is entitled to receive a monthly fee at the annual rate of 0.15% based on the Fund’s average Total Managed Assets, plus out-of-pocket expenses.

Annual Report | October 31, 2013	23

Principal Real Estate Income Fund	Notes to Financial Statements
October 31, 2013

DST Systems, Inc. (‘‘DST’’), the parent company of AAI and AFS, serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund. DST is entitled to receive an annual minimum fee of $22,500 plus out-of-pocket expenses.

For these purposes, the term Total Managed Assets is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than aggregate liabilities representing Limited Leverage, as defined below), calculated as of 4:00 p.m. Eastern time on such day or as of such other time or times as the Board of Trustees may determine in accordance with the provisions of applicable law and of the declaration and bylaws of the Fund and with resolutions of the Board of Trustees as from time to time in force. Under normal market conditions, the Fund’s policy is to utilize leverage through Borrowings (as defined below) and through the issuance of preferred shares (if any) in an amount that represents approximately 33 1/3% of the Fund’s total assets, including proceeds from such Borrowings and issuances (collectively, ‘‘Limited Leverage’’). ‘‘Borrowings’’ are defined to include: amounts received by the Fund pursuant to loans from banks or other financial institutions; amounts borrowed from banks or other parties through reverse repurchase agreements; amounts received by the Fund from the Fund’s issuance of any senior notes or similar debt securities. Other than with respect to reverse repurchase agreements, Borrowings do not include trading practices or instruments that, according to the SEC or its staff, may cause senior securities concerns, and are intended to include transactions that are subject to the asset coverage requirements in Section 18 of the 1940 Act for the issuance of senior securities evidencing indebtedness (e.g., bank borrowings and the Fund’s issuance of any senior notes or similar securities) and senior securities in the form of stock (e.g., the Fund’s issuance of preferred shares).

5. DISTRIBUTIONS

The Fund intends to make monthly distributions to Common Shareholders out of the net investment income of the Fund, after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. The Fund may also retain cash reserves if deemed appropriate by PrinREI to meet the terms of any leverage or derivatives transaction. Such distributions shall be administered by AFS. While a portion of the Fund’s distributed income may qualify as qualified dividend income, all or a portion of the Fund’s distributed income may also be fully taxable. Any such income distributions, as well as any distributions by the Fund of net realized short-term capital gains, will be taxed as ordinary income. A portion of the distributions the Fund receives from its investments likely will be treated as return of capital. While the Fund anticipates distributing some or all of such return of capital, it is not required to do so in order to maintain its status as a ‘‘regulated investment company’’ under Subchapter M of the Code.

6. COMPENSATION OF OFFICERS AND TRUSTEES

The Fund pays no salaries or compensation to any of its interested Trustees or Officers. The three noninterested Trustees of the Fund receive an annual retainer of $17,000 and an additional $2,000 for attending each meeting of the Board of Trustees. The noninterested Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board of Trustees.

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Principal Real Estate Income Fund	Notes to Financial Statements
October 31, 2013

7. CAPITAL TRANSACTIONS

The Fund is a statutory trust established under the laws of the state of Delaware by an Agreement and Declaration of Trust dated August 31, 2012, as amended and restated through the date hereof. The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of Common Shares. The Fund intends to hold annual meetings of Common Shareholders in compliance with the requirements of the NYSE.

The Fund issued 6,300,000 Common Shares in its initial public offering on June 25, 2013. An additional 594,564 Common Shares were issued on August 9, 2013. These Common Shares were issued at $20.00 per share before the underwriting discount of $0.90 per share. Offering costs of $275,783 (representing $0.04 per Common Share) were offset against proceeds of the offerings and have been charged to paid-in capital of the Common Shares. AAI agreed to pay those offering costs of the Fund (other than the sales load) that exceeded $0.04 per Common Share.

Additional shares of the Fund may be issued under certain circumstances pursuant to the Fund’s Automatic Dividend Reinvestment Plan, as defined within the Fund’s organizational documents. Additional information concerning the Automatic Dividend Reinvestment Plan is included within this report.

8. PORTFOLIO INFORMATION

For the period June 25, 2013 to October 31, 2013, the cost of purchases and proceeds from sales of securities, excluding short-term securities, were as follows:

Purchases	Sales

$ 191,228,746	$ 1,198,161

9. TAXES

Classification of Distributions: Net investment income/ (loss) and net realized gain/ (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

Annual Report | October 31, 2013	25

Principal Real Estate Income Fund	Notes to Financial Statements
October 31, 2013

The tax character of distributions paid during the period June 25, 2013 to October 31, 2013, was as follows:

Principal Real Estate Income Fund

For the Period Ended October 31, 2013

Ordinary Income	$ 2,794,419

Total	$ 2,794,419

Components of Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period June 25, 2013 to October 31, 2013, certain differences were reclassified.

The reclassifications were as follows:

	Paid-in capital	Distributions in excess of net investment income	Accumulated net realized gain on investments and foreign currency transactions

Principal Real Estate Income Fund	$–	$(2,188)	$2,188

These differences are primarily attributed to the different tax treatment of foreign currency.

As of October 31, 2013, the Fund had no accumulated capital loss carryforwards.

Tax Basis of Distributable Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under GAAP.

As of October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Principal Real Estate Income Fund
Undistributed Ordinary Income	$1,352,360
Accumulated Capital Gain	26,713
Unrealized Appreciation	2,909,075
Cumulative Effect of Other Timing Difference	(166)

Total	$4,287,982

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Principal Real Estate Income Fund	Notes to Financial Statements
October 31, 2013

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of October 31, 2013, were as follows:

Principal Real Estate Income Fund

Cost of investments for income tax purposes	$193,344,921

Gross appreciation on investments (excess of value over tax cost)	$5,031,948
Gross depreciation on investments (excess of tax cost over value)	(2,122,858)

Net unrealized appreciation on investments	$2,909,090

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales and investments in passive foreign investment companies.

Federal Income Tax Status: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income and realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of October 31, 2013 and during the period June 25, 2013 to October 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. The Fund’s commencement date was June 25, 2013; therefore, no tax returns have been filed.

Subsequent to October 31, 2013, the Fund paid the following distributions:

Ex Date	Record Date	Payable Date	Rate (per share)

November 14, 2013	November 18, 2013	November 27, 2013	$0.135
December 12, 2013	December 16, 2013	December 26, 2013	$0.135

10. INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Fund. In addition, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with vendors and others that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or the Fund. Based on experience, however, the Fund expects the risk of loss to be remote.

Annual Report | October 31, 2013	27

Principal Real Estate Income Fund	Notes to Financial Statements
October 31, 2013

11. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

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Principal Real Estate Income Fund	Dividend Reinvestment Plan
October 31, 2013 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-

Annual Report | October 31, 2013	29

Principal Real Estate Income Fund	Dividend Reinvestment Plan
October 31, 2013 (Unaudited)

Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator.

30	www.principalcef.com

Principal Real Estate Income Fund	Trustees & Officers
October 31, 2013 (Unaudited)

The following table includes information regarding the Fund’s trustees and officers, and their principal occupations and other affiliations during the past five years. The address for all trustees is 1290 Broadway, Suite 1100, Denver, CO 80203. The ‘‘independent trustees’’ consist of those trustees who are not ‘‘interested persons’’ of the Fund, as that term is defined under the 1940 Act.

INDEPENDENT TRUSTEES

Independent Trustee Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years
Rick A. Pederson (Age 61)	Trustee	Term expires in 2015. Has served since April 2013.

President, Foundation Properties, Inc. (a real estate investment company), 1994 – present; Partner, Western Capital Partners (a prime lending company), 2000 - present; Partner, Bow River Capital Partners (investment manager), 2003 – present; Principal, The Pauls Corporation (real estate development), 2008 — present; Director, Guaranty Bank and Trust (a community bank), 1999 — 2007; Winter Park Recreational Association (an entity that operates, maintains and develops Winter Park Resort), 2002 — 2008; Neenan Co. (an integrated real estate development, architecture and construction company), 2002 — present; NexCore Properties LLC (a real estate investment company), 2004 — 2011; Urban Land Conservancy (a not-for-profit organization), 2004 — present; Director, National Western Stock Show (nfp) 2009 — present

				20	Westcore Trust (12 funds); ALPS ETF Trust (19 funds)

Annual Report | October 31, 2013	31

Principal Real Estate Income Fund	Trustees & Officers
October 31, 2013 (Unaudited)

Independent Trustee Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years
Jerry G. Rutledge (Age 69)	Trustee	Term expires in 2014. Has served since April 2013.	President and owner of Rutledge’s Inc. (retail clothing business); Regent of the University of Colorado (1994 – 2007). Director, University of Colorado Hospital (2007 – present).	12	American National Bank; Clough Global Funds (3 funds); Financial Investors Trust (27 funds)
Ernest J. Scalberg (Age 68)	Trustee	Term expires in 2014. Has served since April 2013.	Research Professor and Director of the GLOBE Center, Monterey Institute of International Studies (2009 – present); Associate Vice President for External Programs and Dean of Fisher Graduate School of International Business (2001 – 2009); Director, Advisor or Trustee to numerous non-profit organizations (1974 – present).	1

The Select SPDR Trust (9 funds); Director and Member of the Audit and Nominating Committees, db-X Target Date Funds, Inc. (5 funds); Chairman of the Board of the Foundation, International University in Geneva (IUG), Switzerland.

32	www.principalcef.com

Principal Real Estate Income Fund	Trustees & Officers
October 31, 2013 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years
Thomas A. Carter (Age 47)	Chairman, Trustee and President	Term expires in 2014. Has served since August 2012.

Mr. Carter joined ALPS Fund Services, Inc. (“AFS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“ALPS”), ALPS Distributors, Inc. (‘‘ADI’’) and FTAM Funds Distributor, Inc. (‘‘FDI’’) and Executive Vice President and Director of AFS and ALPS Holdings, Inc. (‘‘AHI’’). Because of his position with AHI, AFS, ALPS, ADI, and FDI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining AFS, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				26	ALPS Variable Investment Trust (6 funds) and ALPS ETF Trust (19 funds).
Patrick D. Buchanan (Age 41)	Treasurer	Has served since August 2012.

Mr. Buchanan is Vice President of ALPS. Mr. Buchanan joined ALPS in 2007 and because of his position with ALPS, he is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Buchanan has served as Treasurer and Principal Financial Officer of ALPS ETF Trust since June 2012 and of ALPS Variable Investment Trust since March 2013. Mr. Buchanan received his Bachelor of Science in Finance from the University of Colorado at Boulder.

				N/A	N/A

Annual Report | October 31, 2013	33

Principal Real Estate Income Fund	Trustees & Officers
October 31, 2013 (Unaudited)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years
Lucas Foss (Age 36)	Chief Compliance Officer	Has served since August 2012.

Mr. Foss is Vice President and Deputy Chief Compliance Officer of ALPS Fund Services, Inc. Mr. Foss served as a Compliance Manager for ALPS from January 2010 until August 2012 and a Senior Compliance Analyst from June 2006 until December 2009. Prior to joining ALPS, Mr. Foss held positions at Bisys Hedge Fund Services and Deutsche Asset Management. Mr. Foss is a Certified Securities Compliance Professional (CSCP) and a Registered Representative of ALPS Distributors, Inc. Mr. Foss also serves as Chief Compliance Officer of the Wakefield Alternative Series Trust, ALPS Series Trust, Caldwell & Orkin Fund, Boulder Growth & Income Fund, Inc., Boulder Total Return Fund, Inc., First Opportunity Fund Inc. and The Denali Fund Inc.

				N/A	N/A

34	www.principalcef.com

Principal Real Estate Income Fund	Trustees & Officers
October 31, 2013 (Unaudited)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years
Jennifer T. Welsh (Age 36)	Secretary	Has served since March 2013.

Ms. Welsh is Vice President and Associate Counsel of ALPS Fund Services, Inc., ALPS Distributors, Inc., ALPS Advisors, Inc. and ALPS Portfolio Solutions Distributor, Inc. Ms. Welsh has served as Secretary to the Stadion Investment Trust from 2013 to present. Ms. Welsh joined ALPS in 2013. Before joining ALPS, Ms. Welsh served as Associate General Counsel and Chief Compliance Officer of Boulder Investment Advisers LLC and Rocky Mountain Advisers, LLC, Chief Compliance Officer of Stewart Investment Advisers, Boulder Growth & Income Fund, Inc., Boulder Total Return Fund, Inc., The Denali Fund Inc. and First Opportunity Fund, Inc., and Associate General Counsel of Fund Administrative Services, LLC from 2010 to 2012. Ms. Welsh also was an Associate Attorney at Davis, Graham & Stubbs, LLP from 2007 to 2010.

				N/A	N/A

*	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

(1)	The term otherwise indicated, each individual has held the office shown or other

(a)	hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

(2)

    The numbers enclosed in the parentheticals represent the number of funds overseen in each respective directorship held by the Trustee. With respect to ALPS ETF Trust and ALPS Variable Investment Trust, all funds are included in the total funds in the Fund Complex column. With respect to Financial Investors Trust, 11 funds are included in the total funds in the Fund Complex column.

Annual Report | October 31, 2013	35

Approval of Investment Advisory and Sub-Advisory Agreements
October 31, 2013 (Unaudited)

At the May 6, 2013 meeting (“Meeting”) of the Board of Trustees (the “Board”) of Principal Real Estate Income Fund (the “Trust”), the Board, including those Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved ALPS Advisors, Inc. (the “Adviser”) and Principal Real Estate Investors, LLC, (the “Sub-Adviser”) to serve as the Trust’s investment adviser and sub-adviser, respectively, and approved the investment advisory agreement between the Adviser and the Trust, and the sub-advisory agreement between Sub-Adviser and the Adviser with respect to the Trust (collectively, the “Advisory Agreements”), upon the terms and conditions set forth therein, each for an initial two year term. In connection with considering the approval of the Advisory Agreements, the Independent Trustees met in executive session with independent counsel, who provided assistance and advice.

Although not meant to be all-inclusive, the following discussion summarizes the factors considered and conclusions reached by the Trustees in the executive sessions and at the Meeting in determining to approve the Advisory Agreements.

In examining the nature, extent and quality of the investment advisory services to be provided by the Adviser, the Trustees considered the qualifications, experience and capability of the Adviser’s management and other personnel and the extent of care and conscientiousness with which the Adviser will perform its duties. In this regard, the Trustees considered, among other matters the process by which the Adviser would perform oversight of the Trust, including initial and ongoing due diligence regarding product viability, product structure, resources, personnel, technology, performance, compliance, and oversight of the Sub-Adviser and other service providers of the Trust.

With respect to the nature, extent and quality of the investment advisory services to be provided by the Sub-Adviser, the Trustees considered the Sub-Adviser’s investment management process it proposed to use in managing the assets of the Trust, including the experience and capability of the Sub-Adviser’s management and other personnel responsible for the portfolio management of the Trust and compliance with the Trust’s investment policies and restrictions. The Trustees also considered the favorable assessment provided by the Adviser as to the nature and quality of the services provided by the Sub-Adviser and the ability of the Sub-Adviser to fulfill its contractual obligations.

Based on the totality of the information considered, the Trustees concluded that the Trust was likely to benefit from the nature, extent and quality of the Adviser’s and the Sub-Adviser’s services, and that the Adviser and the Sub-Adviser have the ability to provide these services based on their respective experience, operations and current resources.

Although the Trust, as a newly constituted entity, did not have performance history, the Trustees then reviewed information provided by the Sub-Adviser concerning the performance of other accounts utilizing similar investment strategies to those that would be employed for the Trust.

The Board considered the fees payable under the Advisory Agreements. The Board reviewed the information compiled by Lipper Inc. (“Lipper”) comparing the Trust’s contractual management fee rate (at common asset levels based on the Trust’s projected assets) and actual management fee rate (which includes the effect of any fee waivers) as a percentage of net assets on a leveraged and unleveraged basis—these fee rates include advisory and subadvisory and administrative service fees—to other funds in its Lipper expense group. Based on the data provided on management fee rates, the Board noted that the Trust’s proposed fees were high relative to its Lipper peer group. The Trustees considered the statements of the Adviser explaining the differentiation between the Trust and the peer group given the Trust’s significant investment in Commercial Mortgage Backed Securities (“CMBS”), a complex asset class, versus the peer group being composed solely of funds that invest in Real Estate Investment Trusts (“REITs”). The Board noted that the Adviser does not serve as investment adviser to any other closed-end funds.

36	www.principalcef.com

Approval of Investment Advisory and Sub-Advisory Agreements
October 31, 2013 (Unaudited)

The Trustees also considered that the fee to be paid to the Sub-Adviser would be paid out of the fees paid to the Adviser and that no separate fee for sub-advisory services would be charged to the Trust. The Trustees also considered the fees charged by the Sub-Adviser to other accounts managed using a CMBS strategy and a REIT strategy. Based on the material provided by the Sub-Adviser, services provided to another registered investment company client for which it separately manages a CMBS “sleeve” and a REIT “sleeve” would result in an overall sub-advisory fee of between 0.35% and 0.45% of assets under management, depending on the amount of assets allocated to either sleeve at any given time, slightly lower than the fee contemplated by the proposed sub-advisory agreement. The Trustees consider statements by the Sub-Adviser explaining that this other account did not receive the same types of services that the Trust would be receiving because, among other factors, the Sub-Adviser does not provide a leverage strategy or a dynamic asset allocation strategy for the other account, and does not utilize derivative instruments for that account, in each case unlike the mandate it would have for the Trust. The Trustees also considered the Adviser’s conclusion that the compensation payable to the Sub-Adviser is reasonable, appropriate and fair in light of the nature and quality of the services to be provided to the Trust.

The Board reviewed the materials it received from the Adviser regarding its projected revenues and expenses in connection with the services provided to the Trust. The materials provided in this regard showed, and the Trustees acknowledged, that the Adviser expected to incur a loss from its management of the Trust over the first two years of the Trust’s life, after giving effect to the structuring fee that the Adviser expected to pay to certain members of the underwriting syndicate in connection with the Trust’s initial public offering, but would experience profitability beginning during the third year. The Trustees further noted that these profitability figures did not take into account the organizational expenses of the Trust borne by the Adviser. The Trustees also reviewed the estimated profitability information provided by the Sub-Adviser.

With respect to whether economies of scale are realized by the Adviser and the Sub-Adviser and whether management fee levels reflect these economies of scale for the benefit of Trust investors, the Board considered the proposed level of management fees to be charged and fee structure and concluded that the proposed fee structure was appropriate at this time.

The Board considered whether there were any “fall-out” or ancillary benefits that may accrue to the Adviser or Sub-Adviser or their affiliates as a result of their relationships with the Trust. The Trustees considered that both the Adviser and Sub-Adviser noted their belief that they would not experience any “fall-out” benefits except, in the case of the Sub-Adviser, that it might have future opportunities to sub-advise closed-end funds as a result of managing the Trust. The Board concluded that the benefits accruing to the Adviser and the Sub-Adviser by virtue of their relationships to the Trust appeared to be reasonable.

After evaluation of the performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by the Adviser and the Sub-Adviser, the Board concluded that the level of fees to be paid to each of the Adviser and the Sub-Adviser is reasonable.

In summary, based on the various considerations discussed above, the Board determined that approval of the Advisory Agreements was in the best interests of the Trust.

Annual Report | October 31, 2013	37

Principal Real Estate Income Fund	Additional Information
October 31, 2013 (Unaudited)

FUND PROXY VOTING POLICIES

The Fund has adopted a Proxy Voting Policy used to determine how the Fund votes proxies relating to its portfolio securities. Under the Fund’s Proxy Voting Policy, the Fund has, subject to the oversight of the Board, delegated to the Sub-Adviser the following duties: (1) to make the proxy voting decisions for the Fund, subject to the exceptions described below; and (2) to assist the Fund in disclosing its respective proxy voting record as required by Rule 30b1-4 under the 1940 Act.

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with (a) a specific voting policy as set forth in the Sub-Adviser’s Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board; or (b) the decision of the Trust’s Proxy Voting Committee (as described above).

The Fund CCO shall ensure that each Sub-Adviser has adopted a Proxy Voting Policy, which it uses to vote proxies for its clients, including the Fund.

A. General: The Fund believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

B. Delegation to the Adviser and Sub-Adviser: The Fund believes that the Adviser or the Sub-Adviser is in the best position to make individual voting decisions for the Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Sub-Adviser is hereby delegated the following duties:

(1) to make the proxy voting decisions for the Fund, in accordance with the Sub-Adviser’s Proxy Voting Policy, except as provided herein; and

(2) to assist the Fund in disclosing its respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, must approve the Sub-Adviser’s Proxy Voting and Disclosure Policy (the “Adviser Voting Policy”) as it relates to the Fund. The Board must also approve any material changes to the Sub-Adviser Voting Policy no later than six (6) months after adoption by an Adviser.

38	www.principalcef.com

Principal Real Estate Income Fund	Additional Information
October 31, 2013 (Unaudited)

C. Conflicts: In cases where a matter with respect to which a Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in Sub-Adviser Voting Policy, provided such specific voting policy was approved by the Board.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N–Q within 60 days after the end of the period. Copies of the Fund’s Form N–Q are available without a charge, upon request, by contacting the Funds at 1–855–838–9485 and on the Commission’s website at http://www.sec.gov. You may also review and copy Form N–Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1–800–SEC–0330.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. A Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund. The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the calendar year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

	Per Share				Percentage
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
$0.2910	$0.0009	$0.1131	$0.4050	71.85%	0.22%	27.93%	100.00%

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company, located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, serves as the Fund’s custodian and will maintain custody of the securities and cash of the Fund.

Annual Report | October 31, 2013	39

Principal Real Estate Income Fund	Additional Information
October 31, 2013 (Unaudited)

DST Systems, Inc., located at 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105, serves as the Fund’s transfer agent and registrar.

LEGAL MATTERS

Mayer Brown LLP, Chicago, Illinois, serves as legal counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd. is the independent registered public accounting firm for the Fund.

40	www.principalcef.com

The Principal Real Estate Income Fund is distributed by ALPS Distributors, Inc.

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	Not Applicable.

(c)	During the period covered, by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in 2 (a) above were granted.

(e)	Not Applicable.

(f)	The registrant’s Code of Ethics is attached as Exhibit 12.A.1 hereto.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has as least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Ernest Scalberg as the registrant’s “audit committee financial expert.” Mr. Scalberg is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for professional services rendered by Cohen Fund Audit Services, Ltd (“Cohen”) for fiscal year ended October 31, 2013 for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal year 2013 were $28,000.

(b)

Audit-Related Fees: The aggregate fees billed in the Registrant’s first fiscal year for assurance and related services by Cohen that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $7,500 in 2013.

(c)

Tax Fees: The aggregate fees billed in Registrant’s first fiscal year for professional services rendered by Cohen for tax compliance, tax advice, and tax planning were $3,000 in 2013. These fees are comprised of fees relating income tax return preparation fees, excise tax return preparation fees and review of dividend distribution calculation fees.

(d)

All Other Fees: The aggregate fees billed in Registrant’s first fiscal year for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item were $0 in 2013.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the registrant’s first fiscal year were $0 for 2013.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

Rick A. Pedersen

Jerry Rutledge

Ernest Scalberg

Item 6.	Schedule of Investments.

a.	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
b.	Not applicable to the registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the policies and procedures of the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Managers

As of: October 31, 2013

Portfolio Managers Name	Title	Length of Service	Business Experience: 5 Years
Marc Peterson, CFA	Portfolio Manager	Since Inception	Managing Director, Portfolio Management – Principal Real Estate Investors, LLC (“PrinREI”)
Kelly D. Rush, CFA	Portfolio Manager	Since Inception	Head of Global Real Estate Securities – PrinREI

Marc Peterson, CFA

Marc is a managing director, portfolio management, for PrinREI, and, together with Kelly Rush, he is primarily responsible for the day-to-day management of the Fund’s portfolio. Marc is responsible for the CMBS portion of the Fund’s portfolio. Marc joined PrinREI’s affiliate, The Principal Financial Group, in 1992 as an accountant, and joined PrinREI in 1995 to invest in CMBS. He received an MBA from Drake University and a bachelor’s degree in accounting from Luther College. Marc has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Society of Iowa. He is also a member of the Commercial Real Estate Finance Council.

Kelly D. Rush, CFA

Kelly is the head of global real estate securities of PrinREI, and, together with Marc Peterson, he is primarily responsible for the day-to-day management of the Fund’s portfolio. Kelly is responsible for the real estate-related securities portion of the Fund’s portfolio. Kelly has been with the real estate investment area of PrinREI and/or its affiliate, The Principal Financial Group, since 1987, and began managing real estate stock portfolios in 1997. Kelly received an MBA in business administration and a bachelor’s degree in finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation and is a member of the Iowa Society of Financial Analysts and the CFA Institute.

(a)(2) As of October 31, 2013, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

Portfolio Managers Name	Registered Investment Companies (1)	Other Pooled Investment Vehicles (2)	Other Accounts(3)

Marc Peterson, CFA	2 Accounts $906.2 million Total Assets	1 Accounts $44.3 million Total Assets	11 Accounts $5,024.3 million Total Assets
Kelly D. Rush, CFA	6 Accounts $3,563.4 million Total Assets	6 Accounts $633.1 million Total Assets	37 Accounts $1,529.9 million Total Assets

(1) Registered Investment Companies include all mutual funds and closed-end funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

(2) Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the 1940 Act, such as hedge funds.

(3) Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

(a)(3) Compensation of Portfolio Managers and Material Conflicts of Interest

PrinREI offers investment professionals a competitive compensation structure that is evaluated annually relative to other real estate asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation for real estate investment professionals at all levels comprises base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion, commensurate with responsibility levels. The incentive component is well aligned with client goals and objectives, with award levels reflecting investment performance relative to appropriate client benchmarks. Relative performance metrics are measured over rolling one-year, three-year and five-year periods. Investment performance is a primary determinant of total variable compensation. The remaining portion of incentive compensation is based on a combination of team and firm results and individual contributions.

For senior team members (approximately 10% of real estate employees), a portion of variable earnings is structured as deferred compensation, subject to three-year vesting. Deferred compensation takes the form of a combination of Principal Financial Group restricted stock units and deferred cash. It should be noted that Principal Financial Group’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. ‘‘clones’’).

The benefits of this structure are threefold. First, the emphasis on investment performance provides strong alignment of interests with client objectives. Second, the team results and individual contributions components are intended to balance rewards with the achievement of longer term business strategies including asset retention and growth, firm wide collaboration and team development. Third, the overall measurement framework and the deferred component for senior staff are well aligned with our desired focus on talent retention.

(a)(4) Dollar Range of Securities Owned as of October 31, 2013.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Marc Peterson, CFA	$1-$10,000
Kelly D. Rush, CFA	none

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes by which shareholders may recommend nominees to the Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3) Not applicable.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c)	The Proxy Voting Policies and Procedures are attached hereto as Ex99. Item 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRINCIPAL REAL ESTATE INCOME FUND

By:	/s/ Thomas A. Carter
Thomas A. Carter
President (principal executive officer)

Date:	January 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas A. Carter
Thomas A. Carter
President (principal executive officer)

Date:	January 3, 2014

By:	/s/ Patrick D. Buchanan
Patrick D. Buchanan
Treasurer (principal financial officer)

Date:	January 3, 2014